Exhibit 10.47.1

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 AND LIMITED WAIVER TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment No. 2”) is entered into as of June 27, 2003, among CKE Restaurants, Inc. (the “Borrower”), the Lenders party hereto (the “Lenders”)and BNP Paribas, a bank organized under the laws of France acting through its Chicago branch (as successor in interest to Paribas) (“BNP Paribas”), as agent for the Lenders (in such capacity, the “Agent”).

RECITALS

The Borrower, the Lenders and the Agent are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of January 31, 2002, as amended by that certain Amendment No. 1 and Limited Waiver to Fourth Amended and Restated Credit Agreement, dated as of July 8, 2002 (the “Credit Agreement”).

The Borrower has requested that the Agent and the Lenders amend and grant waivers with respect to certain provisions of the Credit Agreement as more fully described herein.

The Agent and the Lenders have agreed to grant such amendments and waivers upon the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Definitions.    Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement, as amended hereby.

Section 2.    Amendments to the Credit Agreement.    Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended by:

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

(a)    Section 1.1  of the Credit Agreement is hereby amended by amending and restating, in its entirety, clause (v) of the definition of “Consolidated EBITDA” to read as follows:

(v)    to the extent deducted in the calculation of Consolidated Net Income for such period, all extraordinary losses for such period, provided, however, that up to $3,000,000 of any extraordinary loss incurred in connection with the disposition of Timber Lodge shall be excluded from the calculation of Consolidated EBDITA, minus

(b)    Section 7.1(d)  of the Credit Agreement is hereby amended by amending and restating, in its entirety, Section 7.1(d) to read as follows:

Minimum Consolidated EBITDA.    The Borrower shall not permit Consolidated EBITDA of the Borrower for the period of thirteen consecutive Retail Periods of the Borrower (taken as one accounting period) as determined on the last day of each Retail Period of the Borrower ending during each period set forth below, to be less than the amount set forth opposite such period:

Retail Periods Ending	Amount
December 31, 2001 through December 30, 2002	$100,000,000
January 27, 2003 through April 29, 2003	$110,000,000
May 19, 2003 through July 14, 2003	$112,000,000
August 11, 2003 through October 6, 2003	$102,000,000
November 3, 2003 through December 29, 2003	$102,000,000

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

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Retail Periods Ending	Amount
January 26, 2004 through April 19, 2004	$110,000,000
May 17, 2004 through July 12, 2004	$122,000,000
August 9, 2004 through July 11, 2005	$130,000,000
August 8, 2005 and thereafter	$145,000,000

Section 3.    Limited Waivers    Subject to the terms and conditions set forth herein, the Agent and the Lenders hereby waive any Default or Event of Default existing on the date hereof and arising solely as a result of the Borrower’s failure to comply with Section 7.1(d) of the Credit Agreement to the extent it has permitted Consolidated EBITDA of the Borrower for the period of thirteen consecutive Retail Periods of the Borrower (taken as one accounting period) as determined on the last day of each Retail Period of the Borrower ending during May 19, 2003 through July 14, 2003 to be less than $112,000,000.

Section 4.    Representations and Warranties.    The Borrower represents and warrants to the Agent and the Lenders, as of the date hereof, that after giving effect to this Amendment No. 2:

(a)    no Default or Event of Default has occurred and is continuing; and

(b)    all of the representations and warranties of the Borrower and each other Loan Party contained in the Transaction Documents are true and correct.

Section 5.    Conditions to Effectiveness of this Amendment No. 2.    Upon satisfaction of the following conditions precedent, this Amendment No.2 shall immediately become effective as of the date hereof:

(a)    the Agent shall have received a counterpart to this Amendment No.2, duly executed and delivered by the Borrower and each of the Required Lenders; and

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

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(b)    the Agent shall have received a certificate of a duly authorized officer of the Borrower certifying as to matters set forth in Section 4 of this Amendment No.2.

Section 6.    Miscellaneous.

(a)    Effect; Ratification.    The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby. For the avoidance of doubt, each reference in the Credit Agreement, as amended hereby to “the date hereof” shall mean and be a reference to January 31, 2002. This Amendment No.2 shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b)    Expenses and Fees.    Notwithstanding anything contained in the Credit Agreement, as amended hereby, or any other Transaction Document and in addition to any fees and expenses required to be paid by the Borrower thereunder, the Borrower agrees to pay all reasonable out-of-pocket costs, fees and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment No. 2 (including the reasonable fees and expenses of counsel to the Agent).

(c)    Counterparts.    This Amendment No. 2 may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(d)    Severability.    Any provision contained in this Amendment No. 2 that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that

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FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

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jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment No. 1 in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(e)    GOVERNING LAW.    THE RIGHTS AND DUTIES OF THE BORROWER, THE LENDERS AND THE AGENT UNDER THIS AMENDMENT NO. 2, SHALL BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY STATE OTHER THAN SUCH STATE.

(f)    WAIVER OF TRIAL BY JURY.    TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT NO. 2, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

[SIGNATURE PAGES FOLLOW]

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

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IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first above written.

CKE RESTAURANTS, INC.

By:	/s/ TED ABAJIAN
Print Name: TED ABAJIAN
Title: EVP & CFO

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS (as successor in interest to PARIBAS), as Agent and as a Lender

By:	/s/ BRENNON CRIST
Print Name: BRENNON CRIST
Title: Associate

By:	/s/ MICHAEL C. COLIAS
Print Name: MICHAEL C. COLIAS
Title: Vice President

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

FIRST BANK & TRUST

By:	/s/ JILL YAMAMOTO
Print Name: JILL YAMAMOTO
Title: VP

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

FLEET NATIONAL BANK

By:	/s/ HEIDI F. TYNG
Print Name: HEIDI F. TYNG
Title: Vice President

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:
Print Name:
Title:

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ STEPHEN AMENDT
Print Name: STEPHEN AMENDT
Title: Vice President

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ STEPHEN W. DUNNE
Print Name: STEPHEN W. DUNNE
Title: Vice President

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

OFFICER’S CERTIFICATE

I, TED ABAJIAN, am the EVP & CFO of CKE Restaurants, Inc. I execute and deliver this Officer’s Certificate dated as of June 27 2003, on behalf of the Borrower pursuant to Section 5 of the Amendment No. 2 and Limited Waiver to Fourth Amended and Restated Credit Agreement (the “Amendment”) by and among CKE Restaurants, Inc. (the “Borrower”), the Lenders party thereto and Paribas, acting in its capacity as agent for the Lenders (the “Agent”). Capitalized terms used but not defined herein shall the respective meanings specified in the Amendment.

I hereby certify, on behalf of the Borrower, after giving effect to the Amendment, that (a) no Default or Event of Default has occurred and is continuing and (b) all of the representations and warranties of the Borrower and each other Loan Party contained in the Transaction Documents are true and correct as of the date hereof.

CKE RESTAURANTS, INC.

By:	/s/ TED ABAJIAN
Print Name: TED ABAJIAN
Title: EVP & CFO

AMENDMENT NO. 2 AND LIMITED WAIVER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT